Schedule 3(d):   Cash current accounts as of June 30, 2002.



             Company                                   Counterparty                                    ISO
---------------------------------------------------------------------------------------------------------------------------
Affival S.A.                                    Banque Scalbert Dupont                                 JPY

Algorax (Pty.) Ltd.                             First National Bank of South A                         ZAR

Bettor MBT Portugal Produtos Quimicos           Deutsche Bank de Investimento, Sa                      EUR
para Construcao, S.A.

Degussa AG                                      Commerzbank AG                                         EUR

Degussa AG                                      Creditanstalt-Bankverein AG                            EUR

Degussa AG                                      Deutsche Bank de Investimento, Sa                      EUR

Degussa AG                                      Deutsche Bank S.p.A.                                   EUR

Degussa AG                                      Dresdner Bank AG                                       EUR

Degussa AG                                      ASTA Medica Holding Ges. m.b.H.                        EUR

Degussa AG                                      Deutsche Gasru(beta)werke GmbH                         EUR

Degussa AG                                      E.ON Aktiengesellschaft                                EUR

Degussa AG                                      Huls-Nederland B.V.                                    EUR

Degussa AG                                      SKW BIOSYSTEMS GmbH                                    EUR

Degussa AG                                      Stockhausen Iberica                                    EUR

Degussa AG                                      Westgas Verwaltungsgesellschaft mbH                    EUR

Degussa AG                                      Zentaris AG                                            EUR

Degussa Australia Pty. Ltd.                     Citibank                                               AUD

Degussa Brasil Ltda.                            Unibanco S.A.                                          BRL

Degussa Health & Nutrition France SAS           3rd parties                                            EUR

Degussa Health & Nutrition Portugal Ltd.        Banco de Portugal                                      EUR

Degussa Italia S.p.A.                           Deutsche Bank S.p.A.                                   EUR


Degussa Japan Co., Ltd.                         Bayerische Landesbank, Tokyo Branch                    JPY


Degussa UK Holdings Limited                     Degussa UK Benefits Services Ltd.                      GBP


E.ON Aktiengesellschaft                         Commerzbank AG                                         CAD


E.ON Aktiengesellschaft                         Deutsche Bank AG                                       EUR


E.ON Aktiengesellschaft                         Dresdner Bank AG                                       EUR


E.ON North America Inc.                         Citibank, N.A.                                         USD


HIBERNIA Industriewerte GmbH                    ERKA Vermogensverwaltungsgesellschaft mbH vorm.        EUR
                                                Reichs-Kredit-Gesellschaft

HIBERNIA Industriewerte GmbH                    Projektgemeinschaft Humboldtpark Munchen II GbR        EUR


HIBERNIA Industriewerte GmbH                    Viterra AG                                             EUR


Hoeka B.V.                                      ABN Amro Bank N.V.                                     EUR


Laporte Amalgamation plc                        Syncserv Ltd.                                          GBP


MAC Modern Advanced Concrete S.p.A.             Credito Bergamasco                                     EUR


MBT (Malaysia) Sdn. Bhd.                        Deutsche Bank AG                                       MYR


MBT (Malaysia) Sdn. Bhd.                        Hongkong and Shanghai Banking Corporation Limited      MYR


MBT (Malaysia) Sdn. Bhd.                        Maybank International (L) Ltd                          MYR


MBT (Malaysia) Sdn. Bhd.                        RHB Bank                                               MYR


MBT (Schweiz) AG                                Credit Suisse First Boston                             EUR


MBT (Singapore) Pte. Ltd.                       Development Bank of Singapore (Dbs)                    SGD


MBT de Venezuela S.A.                           Banco Mercantil C.A.                                   VEB


MBT de Venezuela S.A.                           Banco Provincial                                       VEB


MBT de Venezuela S.A.                           Banco Venezolano                                       VEB


MBT Intl. UGC Norway                            BG Bikuben Bank A/S                                    NOK


Meges Boya Sanayi Ve Ticaret A.S.               Demirbank T.A.S.                                       TRL


Meges Boya Sanayi Ve Ticaret A.S.               Pamukbank                                              TRL


Meges Boya Sanayi Ve Ticaret A.S.               Turkey Ekonomy Bankasi                                 TRL


NMB Co Ltd.                                     Bank of Tokyo, Ltd.                                    JPY


Para-Chemie GmbH                                Bank Austria Creditanstalt AG                          EUR


Raylo Chemicals Inc.                            Toronto Dominion Bank                                  CAD


Rexim S.A.                                      BNP Paribas SA                                         EUR


Rexim S.A.                                      BNP Paribas SA                                         USD


Rohm GmbH & Co. KG                              ROHM Ltd.                                              GBP


SKW MBT Hungary Construction Systems            Commerzbank (Budapest) Rt.                             HUF
Production & Distribution Co Ltd.

Stockhausen GmbH & Co. KG                       Sparkasse Krefeld                                      EUR


Systems Bio-Industries Maroc S.A.               ABN Amro Bank N.V.                                     MAD


Systems Bio-Industries Maroc S.A.               Societe Generale Alsacienne De Banque                  MAD


Thai Master Builders Co. Ltd.                   BNP Paribas SA                                         THB


United Silica (Siam) Ltd.                       Thai Farmers Bank                                      THB


Viterra Energy Services Inc.                    E.ON North America Inc.                                USD


Viterra Energy Services Ltd.                    Lloyds bank plc                                        GBP



                                                  Form of Transaction -
             Company                              PUHCA Authorization                 Amount [ISO]               Amount [USD]
-----------------------------------------------------------------------------------------------------------------------------------
Affival S.A.                                      Cash current account -             -100,000,000.00            -843,908.63
                                                  Rule 52
Algorax (Pty.) Ltd.                               Cash current account -               -1,557,922.00            -150,813.47
                                                  Rule 52
Bettor MBT Portugal Produtos Quimicos             Cash current account -                 -207,000.00            -206,482.50
para Construcao, S.A.                             Rule 52

Degussa AG                                        Cash current account -               -2,444,613.26          -2,438,501.73
                                                  Rule 52
Degussa AG                                        Cash current account -                  -73,902.67             -73,717.91
                                                  Rule 52
Degussa AG                                        Cash current account -                 -117,820.03            -117,525.48
                                                  Rule 52
Degussa AG                                        Cash current account -               -1,128,878.51          -1,126,056.31
                                                  Rule 52
Degussa AG                                        Cash current account -               -3,077,937.50          -3,070,242.66
                                                  Rule 52
Degussa AG                                        Cash current account -               -9,465,000.00          -9,441,337.50
                                                  Rule 52
Degussa AG                                        Cash current account -                 -983,000.00            -980,542.50
                                                  Rule 52
Degussa AG                                        Cash current account -             -217,977,000.00        -217,432,057.50
                                                  HCAR No. 27539
Degussa AG                                        Cash current account -               -2,952,000.00          -2,944,620.00
                                                  HCAR No. 27539
Degussa AG                                        Cash current account -                   -9,000.00              -8,977.50
                                                  HCAR No. 27539
Degussa AG                                        Cash current account -                  -96,000.00             -95,760.00
                                                  HCAR No. 27539
Degussa AG                                        Cash current account -                  -33,000.00             -32,917.50
                                                  HCAR No. 27539
Degussa AG                                        Cash current account -               -9,161,000.00          -9,138,097.50
                                                  HCAR No. 27539
Degussa Australia Pty. Ltd.                       Cash current account -               -1,189,445.00            -670,247.08
                                                  Rule 52
Degussa Brasil Ltda.                              Cash current account -               -6,181,110.31          -2,191,314.41
                                                  Rule 52
Degussa Health & Nutrition France SAS             Cash current account -                 -152,339.49            -151,958.64
                                                  Rule 52
Degussa Health & Nutrition Portugal Ltd.          Cash current account -                 -290,633.00            -289,906.42
                                                  Rule 52
Degussa Italia S.p.A.                             Cash current account -               -1,052,498.00          -1,049,866.76
                                                  Rule 52

Degussa Japan Co., Ltd.                           Cash current account -             -557,850,000.00          -4,707,744.29
                                                  Rule 52

Degussa UK Holdings Limited                       Cash current account -                 -394,740.11            -605,960.70
                                                  Rule 52

E.ON Aktiengesellschaft                           Cash current account -                  -35,802.78             -23,800.92
                                                  HCAR No. 27539

E.ON Aktiengesellschaft                           Cash current account -                   -3,406.31              -3,397.79
                                                  HCAR No. 27539

E.ON Aktiengesellschaft                           Cash current account -              -91,018,999.61         -90,791,452.11
                                                  HCAR No. 27539

E.ON North America Inc.                           Cash current account -              -11,203,857.04         -11,203,857.04
                                                  Rule 52

HIBERNIA Industriewerte GmbH                      Cash current account -                 -897,000.00            -894,757.50
                                                  HCAR No. 27539

HIBERNIA Industriewerte GmbH                      Cash current account -                 -622,000.00            -620,445.00
                                                  HCAR No. 27539

HIBERNIA Industriewerte GmbH                      Cash current account -               -7,732,000.00          -7,712,670.00
                                                  HCAR No. 27539

Hoeka B.V.                                        Cash current account -                 -497,732.00            -496,487.67
                                                  Rule 52

Laporte Amalgamation plc                          Cash current account -               -3,349,412.50          -5,141,642.00
                                                  HCAR No. 27539

MAC Modern Advanced Concrete S.p.A.               Cash current account -               -1,685,000.00          -1,680,787.50
                                                  Rule 52

MBT (Malaysia) Sdn. Bhd.                          Cash current account -               -3,519,000.00            -927,827.26
                                                  Rule 52

MBT (Malaysia) Sdn. Bhd.                          Cash current account -                 -740,000.00            -195,110.02
                                                  Rule 52

MBT (Malaysia) Sdn. Bhd.                          Cash current account -               -2,293,000.00            -604,577.41
                                                  Rule 52

MBT (Malaysia) Sdn. Bhd.                          Cash current account -                 -599,000.00            -157,933.65
                                                  Rule 52

MBT (Schweiz) AG                                  Cash current account -               -1,129,000.00          -1,126,177.50
                                                  Rule 52

MBT (Singapore) Pte. Ltd.                         Cash current account -               -1,592,000.00            -903,002.39
                                                  Rule 52

MBT de Venezuela S.A.                             Cash current account -             -300,000,000.00            -222,731.67
                                                  Rule 52

MBT de Venezuela S.A.                             Cash current account -              -90,000,000.00             -66,819.50
                                                  Rule 52

MBT de Venezuela S.A.                             Cash current account -              -37,500,000.00             -27,841.46
                                                  Rule 52

MBT Intl. UGC Norway                              Cash current account -               -3,500,000.00            -469,853.98
                                                  Rule 52

Meges Boya Sanayi Ve Ticaret A.S.                 Cash current account -             -928,000,000.00                -586.62
                                                  Rule 52

Meges Boya Sanayi Ve Ticaret A.S.                 Cash current account -         -213,176,000,000.00            -134,754.79
                                                  Rule 52

Meges Boya Sanayi Ve Ticaret A.S.                 Cash current account -         -336,392,000,000.00            -212,643.23
                                                  Rule 52

NMB Co Ltd.                                       Cash current account -              -57,000,000.00            -481,027.92
                                                  Rule 52

Para-Chemie GmbH                                  Cash current account -               -4,933,000.00          -4,920,667.50
                                                  Rule 52

Raylo Chemicals Inc.                              Cash current account -               -4,669,976.99          -3,104,499.87
                                                  Rule 52

Rexim S.A.                                        Cash current account -               -4,247,237.90          -4,236,619.81
                                                  Rule 52

Rexim S.A.                                        Cash current account -                 -131,244.53            -131,244.53
                                                  Rule 52

Rohm GmbH & Co. KG                                Cash current account -                 -815,000.00          -1,251,096.49
                                                  HCAR No. 27539

SKW MBT Hungary Construction Systems              Cash current account -              -10,020,000.00             -40,807.37
Production & Distribution Co Ltd.                 Rule 52

Stockhausen GmbH & Co. KG                         Cash current account -                     -112.50                -112.22
                                                  Rule 52

Systems Bio-Industries Maroc S.A.                 Cash current account -              -17,149,000.00          -1,624,013.84
                                                  Rule 52

Systems Bio-Industries Maroc S.A.                 Cash current account -               -6,327,000.00            -599,168.20
                                                  Rule 52

Thai Master Builders Co. Ltd.                     Cash current account -               -2,122,000.00             -51,218.21
                                                  Rule 52

United Silica (Siam) Ltd.                         Cash current account -                 -650,290.05             -15,695.90
                                                  Rule 52

Viterra Energy Services Inc.                      Cash current account -               -4,540,000.00          -4,540,000.00
                                                  HCAR No. 27539

Viterra Energy Services Ltd.                      Cash current account -               -1,165,613.00          -1,789,318.20


                 Exchange rates as per 30.06.2002
          ---------------------------------------------
          AUD/(euro)                            1.77020
          BRL/(euro)                            2.81368
          CAD/(euro)                            1.50050
          CHF/(euro)                            1.47210
          CNY/(euro)                            8.23985
          CZK/(euro)                           29.26700
          GBP/(euro)                            0.64980
          HKD/(euro)                            7.78050
          HUF/(euro)                          244.93000
          MAD/(euro)                           10.53324
          NOK/(euro)                            7.43050
          JPY/(euro)                          118.20000
          KRW/(euro)                        1,188.32000
          MYR/(euro)                            3.78325
          PHP/(euro)                           50.15650
          PLN/(euro)                            4.05980
          SGD/(euro)                            1.75860
          THB/(euro)                           41.32700
          TRL/(euro)                    1,578,000.00000
          TWD/(euro)                           33.39050
          USD/(euro)                            0.99750
          VEB/(euro)                        1,343.54493
          VND/(euro)                       15,221.33500
          ZAR/(euro)                           10.30430